Exhibit 99.2

Higher education that makes a difference SECOND QUARTER 2017 RESULTS | AUGUST 8, 2017 PRESENTED BY DR. WALLACE BOSTON - PRESIDENT AND CEO MR. RICHARD SUNDERLAND, CPA – EXECUTIVE VP AND CFO MR. CHRISTOPHER SYMANOSKIE, IRC – VICE PRESIDENT OF INVESTOR REL ATIONS

PAGE SAFE HARBOR STATEMENT 1 Statements made in this presentation regarding American Public Education, Inc . , or its subsidiaries, that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about American Public Education, Inc . and the industry . These forward - looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements . Forward - looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would . ” These forward - looking statements include, without limitation, statements regarding expected growth, expected registration and enrollments, expected revenues, and expected earnings . Actual results could differ materially from those expressed or implied by these forward - looking statements as a result of various factors, including the various risks described in the “Risk Factors” section and elsewhere in the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2016 , Quarterly Report on Form 10 - Q for the period ended June 30 , 2017 and other filings with the SEC . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future .

PAGE RECENT RESULTS & HIGHLIGHTS 2 • APUS continued to focus on improving student persistence and stabilizing enrollment. • The first course pass and completion rate, a measure of student persistence, for APUS undergraduate students using Federal Student Aid increased by 19% y/y for the three months ended May 31, 2017, compared to the same period last year. • Although net course registrations by new students at APUS decreased 9% y/y, net course registrations by returning students declined 6% y/y for the three months ended June 30, 2017. • HCN new student enrollment increased 31% y/y and total student enrollment decreased 3% for the three months ending June 30, 2017 (Spring 2017). % Change (Y/Y) FSA - 14.3% TA - 4.6% VA - 3.3% Cash/Other +2.6% Total - 6.2% APUS NET COURSE REGISTRATIONS BY PRIMARY FUNDING SOURCE For three months ending June 30, 2017 ███ 26.5% FSA ███ 36.2% TA ███ 23.1% VA ███ 14.3% Other 19% 1 Y/Y INCREASE IN FIRST COURSE PASS/ COMPLETION RATE OF UNDERGRADUATE STUDENTS UTILIZING FSA AT APUS 1. For three months ending May 31, 2017 APUS NET COURSE REGISTRATIONS BY PRIMARY FUNDING SOURCE For three months ending June 30, 2017 *See Third Quarter 2017 Outlook for more information..

PAGE ENROLLMENT STABILIZATION; A TOP PRIORITY THROUGHOUT OUR ENTERPRISE APEI Value Proposition: • Strong & growing market demand in key areas • Reengineering enrollment management processes • Brand building & increasing investment in target marketing • Attractive new workforce focused programs & initiatives • Expanding strategic relationships COMPETITIVE STRENGTH IN AFFORDABLE, ASSESSABLE PROGRAMS DIVERSE, HIGH - DEMAND AND HIGHLY RELEVANT CURRICULUM FOCUSED ON WORKFORCE SKILLS DEVELOPMENT STRONG BALANCE SHEET AND NET CASH FROM OPERATING ACTIVITIES LARGE SATISFIED STUDENT AND ALUMNI POPULATIONS STRONG AND EXPANDING EMPLOYER RELATIONSHIPS UNYIELDING DEDICATION TO ACADEMIC QUALITY 3

PAGE FINANCIAL RESULTS SUMMARY SECOND QUARTER 2017 4 • Consolidated revenue decreased 5.9% to $ 72.2 million, compared to $76.7 million in the same period of 2016. • Costs and Expenses: • Instructional costs and services expenses increased as a percentage of revenue to 41.3%, compared to 37.7% in the prior year period. • Selling and promotional expenses decreased as a percentage of revenue to 19.4%, compared to 19.5% in the prior year period. • General and administrative expenses increased as a percentage of revenue to 23.1%, compared to 22.0% in the prior year period. • Bad debt expense decreased to $0.9 million, or 1.3% of revenue, compared to $1.8 million, or 2.3% of revenue in the prior year period. • Net income decreased to $3.8 million, or $ 0.23 per diluted share, compared to $6.6 million , or $ 0.41 per diluted share, in the prior year period. • Cash and cash equivalents increased to $ 157.1 million , compared to $ 124.1 million as of June 30, 2016.

PAGE APEI OUTLOOK THIRD QUARTER 2017 5 The following statements are based on current expectations. These statements are forward - looking and actual results may differ materially. Second Quarter 2017 1 APUS Net Course Registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty . 2 HCN Student Enrollment represents the total number of students enrolled in a course after the date by which students may drop a course without financial penalty . Third Quarter 2017 Approx. Y/Y Change APUS Net course registrations 1 by new students - 18% to – 14% APUS Net course registrations 1 - 11% to – 8% HCN New student enrollment 2 Approx. +58% HCN Student enrollment 2 Approx. +11% Consolidated revenue - 5% to – 2% Consolidated net income per share $0.18 to $0.23

PAGE We prepare working adults for leadership and service through higher education. 6 We prepare working adults for leadership and service through higher education. Q&A AMERICAN PUBLIC EDUCATION, INC. 6